VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Corporate Debt Fund

(“Fund”)

Supplement dated June 6, 2017

to the Fund’s Class P Prospectus and Summary Prospectus

(each a “Prospectus” and collectively the “Prospectuses”)

and related Statement of Additional Information

each dated July 29, 2016

Effective May 5, 2017, Rob Turner will no longer serve as a portfolio manager for the Fund.

1.              Effective May 5, 2017 the Fund’s Prospectuses and Statement of Additional Information are hereby revised to remove all references to Rob Turner as a portfolio manager for the Fund.

2.              The sub-section entitled “Portfolio Management — Portfolio Managers” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
Kurt Kringelis, CFA	Jean-Dominique Bütikofer, CFA
Portfolio Manager (since 04/13)	Portfolio Manager (since 10/14)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE